Exhibit 99.6

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

	Originator/ Source 1	Originator/Source 2	Originator/Source 3	Aggregate
Description (expected bbg ticker)
Originator				Aames
Dealer Shelf				FBRSI
Dealer				FBR
Largest Servicer				JPM Chase
FICO avg				617
FICO stdev				55
FICO < 500				0.03
FICO < 560				17.37
10th Percentile FICO				540
90th Percentile FICO				686
CLTV avg				79.28
CLTV >80%				22.77
SS CLTV (incl. silent second LTVs)				86.51
% With Silent 2nds				36.85
10th Percentile CLTV				68.24
90th Percentile CLTV				100.00
Full Doc %				52.84
Loan Bal avg (000s)				150,148.98
DTI %				41.65
DTI >45%				40.99
Purch %				40.46
Cash Out %				52.53
Fxd %				15.07
3 yr ARM >=				1.89
WAC				7.490
WAC stdev				1.65
1st Lien %				91.34
MI %				0.00
MI Insurer				No MI
CA %				21.54
Sng Fam %				88.06
Invt Prop %				2.66
MH %				0
IO%				16.34
2yr IO%				0
IO non-full doc %				7.34
2-4 Family %				5.33
Prim Occ				96.69
<$100K Bal %				15.21
2-yr Prepay Penalty %				53.79
% of 40-year loans				0.00
Initial Target OC %				2% (S&P). 1.9% (Moodys)
Total C/E% Aaa				24.35%
Total C/E% Aa2				17.00%
Total C/E% A2				11.10%
Mth 37 Loss Trig				3.65%
Moody’s Base Case Loss				6.25%
S&P single-B FF/LS				6.88/40.56
Fitch single-B FF/LS				N/A

Originator/Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Aames	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00
Name 2
Name 3
Name 4

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	73.42	79.24	85.79	609	7.230	52.84	33.87	2.30	92.68	33.40	17.40	100.00	17.04	41.10	39.50	0.00
Non-Full	71.23	79.33	87.32	626	7.770	47.16	47.86	3.07	89.83	40.71	26.18	0.00	15.57	42.28	42.67	0.00

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
24	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
36	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
60	79.37	79.37	93.60	655	6.740	16.34	67.81	0.00	100.00	72.43	35.19	55.09	100.00	42.26	43.62	0.00
Other IO	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non-IO	71.02	79.27	85.13	610	7.630	83.66	35.12	3.18	89.65	29.90	18.87	52.40	0.00	41.54	40.48	0.00

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
0-499	70.00	70.00	70.00	485	10.000	0.03	0.00	0.00	100.00	0.00	0.00	0.00	0.00	49.00	100.00	0.00
500-559	75.27	75.27	75.30	532	8.380	17.33	10.88	1.92	100.00	0.15	17.31	59.39	0.22	41.46	42.30	0.00
560-599	74.84	77.82	82.17	582	7.540	18.79	27.87	1.73	96.25	21.97	19.11	70.82	8.53	41.56	40.94	0.00
600-639	71.26	80.96	90.79	620	7.500	30.58	50.40	2.48	87.82	50.10	21.81	47.39	15.87	42.21	43.51	0.00
640-679	70.80	80.86	91.09	657	7.030	20.34	50.00	3.96	87.37	52.24	24.12	45.29	27.50	41.12	38.69	0.00
680>=	70.12	80.37	90.58	712	6.890	12.91	60.05	3.43	87.14	52.22	26.11	42.82	32.92	41.55	36.84	0.00

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	38.92	90.06	91.79	625	9.490	10.05	57.23	3.24	35.77	8.39	8.70	54.50	0.56	40.08	33.45	0.00
80,000-100,000	64.72	80.69	87.57	609	8.130	5.16	43.21	3.80	79.92	33.62	9.53	60.34	2.00	39.01	29.91	0.00
100,000>=	76.82	77.92	85.82	617	7.210	84.79	38.31	2.53	98.62	40.42	23.79	52.19	19.09	42.00	42.56	0.00

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	77.39	77.39	85.30	614	7.240	91.34	37.45	2.92	100.00	40.34	21.47	53.62	17.89	41.56	40.74	0.00
2nd Lien	19.69	99.30	99.30	647	10.050	8.66	72.22	0.00	0.00	0.00	22.27	44.65	0.00	42.64	43.60	0.00

Total	72.39	79.28	86.51	617	7.490	100.00	40.46	2.66	91.34	36.85	21.54	52.84	16.34	41.65	40.99	0.00

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	84.63	581	8.135	5.88	15.72	1.77	99.78	0.62	18.99	62.44	4.15	43.21	44.86	0.00
85-90%	89.48	619	7.854	6.41	30.91	6.34	96.04	0.40	20.04	62.86	14.09	40.52	60.95	0.00
90-95%	94.78	591	9.365	2.48	46.35	0.00	84.27	0.00	5.83	89.15	0.00	42.65	50.66	0.00
95-100%	99.90	647	10.060	8.00	76.17	0.00	0.00	0.00	21.71	44.65	0.00	42.69	49.38	0.00

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	583	8.036	6.17	15.24	1.68	99.79	5.30	19.93	62.59	4.14	43.18	46.42	0.00
85-90%	622	7.668	7.51	27.86	5.41	96.62	14.95	21.16	62.20	16.22	40.86	57.74	0.00
90-95%	614	7.976	4.68	32.12	0.00	91.65	46.91	16.45	76.49	10.77	42.56	47.99	0.00
95-100%	645	7.495	41.18	74.72	0.00	80.58	80.58	20.85	46.11	26.73	42.72	50.11	0.00

Coupon-ARM	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	77.11	77.11	86.83	626	6.770	77.54	42.16	2.37	100.00	49.47	25.84	53.82	23.88	41.67	40.67	0.00
8-9%	79.87	79.87	84.45	574	8.500	14.24	35.20	5.80	100.00	23.10	12.93	38.96	4.97	42.49	45.53	0.00
9-10%	81.02	81.02	81.74	550	9.510	6.02	23.69	2.91	100.00	4.09	5.96	51.55	0.35	41.21	41.22	0.00
10-11%	80.35	80.35	80.35	543	10.440	1.76	16.87	0.38	100.00	0.00	5.17	55.96	0.00	42.01	46.12	0.00
11-12%	80.36	80.36	80.36	542	11.280	0.40	9.46	0.00	100.00	0.00	0.00	77.67	0.00	41.13	45.35	0.00
12-13%	70.20	70.20	70.20	520	12.330	0.04	0.00	48.02	100.00	0.00	0.00	100.00	0.00	33.89	0.00	0.00
13-14%	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
>14%	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Coupon-fixed rate	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	70.66	71.62	75.70	649	6.490	36.09	10.38	3.63	98.75	21.65	11.93	81.05	0.00	38.70	30.19	0.00
8-9%	32.62	93.32	94.10	652	8.730	14.27	53.21	1.43	23.71	4.13	20.96	79.81	0.00	41.15	39.14	0.00
9-10%	24.67	97.09	97.09	641	9.770	25.05	70.04	0.12	9.09	0.00	19.97	42.25	0.00	42.29	39.62	0.00
10-11%	22.92	97.83	97.83	634	10.550	17.74	69.91	0.00	5.86	0.00	20.63	42.79	0.00	42.59	42.90	0.00
11-12%	21.41	98.74	98.74	614	11.780	6.55	69.09	0.00	2.97	0.00	16.17	4.89	0.00	44.41	59.14	0.00
12-13%	20.00	100.00	100.00	621.56	12.520	0.32	88.95	0.00	0.00	0.00	29.44	11.05	0.00	45.92	84.50	0.00
13-14%	0.00	0.00	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
>14%	0.00	0.00	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
MIAMI	3.98	204	31,232,600.18	153,100.98	81.92	43.27	635
LAS VEGAS	1.41	68	11,035,408.66	162,285.42	78.10	42.11	638
LOS ANGELES	1.22	36	9,569,802.26	265,827.84	72.16	23.34	632
ORLANDO	0.95	52	7,430,699.32	142,898.06	79.26	22.05	600
HOUSTON	0.89	88	7,019,099.29	79,762.49	80.22	32.64	604
RIVERSIDE	0.89	31	6,996,961.84	225,708.45	79.73	54.57	643
PHOENIX	0.84	44	6,612,505.98	150,284.23	75.33	15.66	598
CORAL SPRINGS	0.81	33	6,353,468.09	192,529.34	81.06	34.97	625
HIALEAH	0.8	44	6,265,088.19	142,388.37	80.26	63.44	636
FORT LAUDERDALE	0.75	33	5,907,788.42	179,023.89	78.61	28.90	619
ANAHEIM	0.72	19	5,675,592.12	298,715.37	80.24	57.55	667
BROOKLYN	0.66	18	5,189,511.60	288,306.20	75.20	16.19	627
NAPLES	0.65	28	5,134,109.48	183,361.05	80.47	60.86	626
JACKSONVILLE	0.63	50	4,982,705.90	99,654.12	83.55	37.99	619
WEST PALM BEACH	0.61	28	4,811,901.65	171,853.63	78.25	39.25	611
DALLAS	0.59	49	4,661,037.23	95,123.21	79.67	33.29	601
CORONA	0.58	13	4,554,897.49	350,376.73	82.67	76.01	641
FONTANA	0.58	19	4,543,315.78	239,121.88	78.94	25.08	603
KISSIMMEE	0.57	28	4,443,490.24	158,696.08	80.70	22.58	608
PORT SAINT LUCIE	0.56	35	4,426,876.27	126,482.18	82.36	34.50	615

Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
FL	25.94	1,355	203,647,051.05	150,293.03	80.66	36.44	622
CA	21.54	713	169,080,780.97	237,139.95	77.82	36.63	626
TX	7.18	680	56,340,114.92	82,853.11	81.23	35.62	602
NJ	6.51	238	51,125,604.29	214,813.46	75.31	28.64	612
NY	6.48	234	50,832,408.70	217,232.52	76.34	27.38	611
MD	3.68	159	28,871,601.74	181,582.40	78.54	35.27	599
VA	3.08	138	24,168,747.82	175,135.85	77.38	34.31	610
AZ	2.79	134	21,896,291.94	163,405.16	77.31	25.31	602
GA	2.57	207	20,170,377.66	97,441.44	83.47	51.01	617
WA	1.97	100	15,475,574.06	154,755.74	80.82	48.13	622

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.